MASTERS’ SELECT FUNDS TRUST

Supplement dated June 30, 2009
to Prospectus of the Masters’ Select Funds dated April 30, 2009

Notice to Existing and Prospective Shareholders of Masters’ Select Value Fund:

Paragraph 2 under the heading The Masters’ Select Value Fund Principal Strategies on page 9 is amended to read as follows (changes are in bold face type)
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Based on these beliefs, the Fund’s strategy is to engage a number of proven managers as sub-advisors, each to invest in the securities of companies that they believe have strong appreciation potential.  Under normal conditions, each manages a portion of the Fund’s assets by independently managing a portfolio composed of between 8 and 15 stocks.  The Fund typically invests in the securities of mid- and large-sized U. S. companies, although the managers have flexibility to invest in the securities of small companies; additionally, up to 50% of the Fund’s net assets may be invested in foreign securities.  And, to a much smaller extent, the Fund also invests in distressed companies, which Litman/Gregory considers to be companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy.  The Fund’s investments in distressed companies typically involve the purchase of high-yield bonds, bank debt or other indebtedness of such companies.   By executing this strategy the Fund seeks to:

●	combine the efforts of several experienced, world-class managers;

●	access the favorite stock-picking ideas of each manager at any point in time; and

●	deliver a value-oriented portfolio that is prudently diversified in terms of the number of stocks.

Paragraph 2 under the heading The Masters’ Select Value Fund – Investment Managers on page 31 is amended to read as follows (changes are in bold face type):

Each of the Fund’s investment managers have his/her own unique approach to company analysis and may define value differently.  Each has the freedom to invest to a limited extent in foreign stocks and the stocks of smaller companies.  However, with the exception of Ann Gudefin and Peter Langerman, the investment managers primarily focus on mid- and large-sized U.S.-based companies and are less likely to own foreign domiciled companies or stocks of small companies.  Gudefin and Langerman are more likely to invest in foreign stocks and securities of distressed companies.

Paragraph 1 in the discussion of Franklin Mutual Advisers on page 32, under the heading The Masters’ Select Value Fund – Investment Managers, is amended to read as follows (changes are in bold face type):

Anne Gudefin, CFA
Peter Langerman
Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

Anne Gudefin and Peter Langerman are the portfolio managers for the segment of the Fund’s assets managed by Franklin Mutual Advisers, LLC (“Franklin Mutual”).  Under an agreement with Franklin Mutual, Franklin Templeton Investment Management Limited (FTIML), The Adelphi Building, 1-11 John Adam Street, London, WC2N 6HT, an affiliate of Franklin Mutual,   provides Franklin Mutual with investment management advice and assistance. Gudefin, a Senior Vice President of Franklin Mutual, is also a portfolio manager of the Mutual Qualified Fund and co-manager of the Mutual Discovery Fund.  Gudefin has been in the securities business since 1988.  Prior to joining Franklin Mutual in 2000 she was an analyst covering European equities at Perry Capital.  Langerman, the Chairman, Chief Executive Officer and President of Franklin Mutual, is also the portfolio manager of the Mutual Shares Fund.  He was employed by the State of New Jersey Division of Investments from December 2002 - March 2005; prior to that, he spent 17 years at Heine Securities Corporation, the predecessor of Franklin Mutual. Franklin Mutual has managed a portion of Masters’ Select Value Fund assets since the inception of the Fund in June 2000.

Paragraph 1 in the discussion of Franklin Mutual Advisers on page 36, under the heading The Masters’ Select Focused Opportunities Fund – Investment Managers, is amended to read as follows (changes are in bold face type):

Anne Gudefin, CFA
Peter Langerman
Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

Anne Gudefin and Peter Langerman are the portfolio managers for the segment of the Fund’s assets managed by Franklin Mutual Advisers, LLC (“Franklin Mutual”).  Under an agreement with Franklin Mutual, Franklin Templeton Investment Management Limited (FTIML), The Adelphi Building, 1-11 John Adam Street, London, WC2N 6HT, an affiliate of Franklin Mutual,  provides Franklin Mutual with investment management advice and assistance.   Gudefin, a Senior Vice President of Franklin Mutual, is also the portfolio manager of the Mutual Qualified Fund and co-manager of the Mutual Discovery Fund.  Gudefin has been in the securities business since 1988.  Prior to joining Franklin Mutual in 2000 she was an analyst covering European equities at Perry Capital.  Langerman, the Chairman, Chief Executive Officer and President of Franklin Mutual, is also the portfolio manager of the Mutual Shares Fund.  He was employed by the State of New Jersey Division of Investments from December 2002 - March 2005; prior to that he spent 17 years at Heine Securities Corporation, the predecessor of Franklin Mutual. Franklin Mutual has managed a portion of Masters’ Select Value Fund assets since the inception of the Fund in June 2000.

Please keep this Supplement with your Prospectus.